UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

Novo Integrated Sciences, Inc.

(Name of Registrant as Specified in Its Charter)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOVO INTEGRATED SCIENCES, INC.

11120 NE 2nd Street, Suite 100

Bellevue, WA 98004

NOTICE OF ACTION TAKEN PURSUANT TO

WRITTEN CONSENT OF STOCKHOLDERS AND INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

January [●], 2022

TO THE STOCKHOLDERS OF NOVO INTEGRATED SCIENCES, INC.:

This Notice and the accompanying Information Statement are being furnished to the stockholders of Novo Integrated Sciences, Inc., a Nevada corporation (the “Company” “we,” “our,” or “us”), as of January 5, 2022 (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder. The purpose of this Notice is to inform the Company’s stockholders as of the Record Date, that with the unanimous approval of the Board of Directors of the Company (the “Board”) on December 14, 2021, on December 14, 2021, stockholders holding a majority of the issued and outstanding voting securities of the Company (collectively, the “Majority Stockholders”), approved, by written consent, a registered direct best efforts public offering, including the issuance of up to 68,557,248 shares of the Company’s common stock issuable upon conversion under certain senior secured convertible notes and up to 5,833,334 shares of the Company’s common stock issuable upon exercise of certain warrants (the “Offering”). Stockholder approval of the Offering was required by Rule 5635(d) of The Nasdaq Stock Market, which requires stockholder approval prior to a 20% issuance of securities at a price that is less than the Minimum Price (as defined in the Information Statement) in a transaction other than a public offering. A 20% issuance is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

Such approval and consent constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding voting stock and is sufficient under the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Bylaws to approve the Offering. Accordingly, the actions will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning the actions in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

The attached Information Statement is first being mailed to our stockholders on or about January [●], 2022. This Notice and accompanying Information Statement shall constitute notice to you of the action by written consent in accordance with Rule 14c-2 promulgated under the Exchange Act.

Attached hereto for your review is an Information Statement relating to the above-described action. Please read this Information Statement carefully. It describes the essential terms of the action taken. Additional information about the Company is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). These reports, their accompanying exhibits and other documents filed with the SEC may be inspected without charge at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the SEC at prescribed rates. The SEC also maintains a website that contains reports, proxy and information statements and other information regarding public companies that file reports with the SEC. Copies of these reports may be obtained on the SEC’s website at www.sec.gov.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’

MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

NO VOTE OR OTHER ACTION OF THE COMPANY’S STOCKHOLDERS IS REQUIRED. WE

ARE NOT ASKING FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

By Order of the Board of Directors,
Novo Integrated Sciences, Inc.

/s/ Robert Mattacchione
Robert Mattacchione
Chairman of the Board and Chief Executive Officer

Date: January [●], 2022

NOVO INTEGRATED SCIENCES, INC.

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT

OF 1934, AS AMENDED

THIS INFORMATION STATEMENT IS BEING SENT TO YOU FOR INFORMATION
PURPOSES ONLY AND NO VOTE OR OTHER ACTION OF THE COMPANY’S
STOCKHOLDERS IS REQUIRED IN CONNECTION WITH THIS INFORMATION
STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THIS INFORMATION STATEMENT IS BEING MAILED TO
STOCKHOLDERS OF RECORD ON JANUARY 5, 2022.

This Information Statement is being furnished to the stockholders of Novo Integrated Sciences, Inc., a Nevada corporation (the “Company” “we,” “our,” or “us”), as of January 5, 2022 (the “Record Date”), pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder, to inform them that, with the unanimous approval of the Board of Directors of the Company (the “Board”) on December 14, 2021, on December 14, 2021, stockholders holding a majority of the issued and outstanding voting securities of the Company (collectively, the “Majority Stockholders”), approved, by written consent, a registered direct best efforts public offering as more fully described below (the “Offering”). Set forth below are the stockholders who comprise the Majority Stockholders, and their Company common stock ownership and voting power as of December 14, 2021:

Stockholder Name	Shares of Common Stock Beneficially Owned		Voting Power / Ownership %
Robert Mattacchione	12,908,562	(1)	45.1%

Michael Gaynor	1,743,713	(2)	6.0%

Pierre Dalcourt	3,387,794	(3)	11.8%

Total:	18,040,069		62.9%

(1)	Represents shares owned by ALMC-ASAP Holdings, Inc., which is wholly owned by the Mattacchione Family Trust. Mr. Mattacchione is the trustee of the Mattacchione Family Trust, with voting and depository power over these shares. Mr. Mattacchione is our Chairman of the Board and Chief Executive Officer.
(2)	Represents shares owned by Michael Gaynor Family Trust. Mr. Gaynor is trustee of Michael Gaynor Family Trust and has voting and dispositive power over these shares. Mr. Gaynor is our Secretary and a member of our Board. He is also Executive Vice-President, Clinical Operations of Novo Healthnet Limited, a wholly owned subsidiary of the Company.
(3)	Represents shares owned by 1218814 Ontario, Inc., which is owned 50% each by Dr. Dalcourt and his wife, Amanda Dalcourt. Dr. Dalcourt is a member of our Board.

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Such approval and consent constitute the approval and consent of a majority of the total number of shares of the Company’s outstanding voting stock and is sufficient under the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Bylaws to approve the Offering. Accordingly, approval of the Offering will not be submitted to the other stockholders of the Company for a vote, and this Information Statement is being furnished to such other stockholders to provide them with certain information concerning approval of the Offering in accordance with the requirements of the Exchange Act, and the regulations promulgated under the Exchange Act, including Regulation 14C.

Your consent is not required and is not being solicited in connection with approval of the Offering by the Majority Stockholders. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Exchange Act.

THE REGISTERED DIRECT OFFERING

On December 14, 2021, the Company entered into a Securities Purchase Agreement (the “Purchase Agreement”) with accredited institutional investors (the “Purchasers”) pursuant to which the Company agreed to issue to the Purchasers and the Purchasers agreed to purchase (the “Purchase”), in a registered direct offering, (i) $16,666,666 aggregate principal amount of the Company’s senior secured convertible notes, which notes are convertible into shares of the Company’s common stock, under certain conditions (the “Notes”); and (ii) warrants to purchase up to 5,833,334 shares of the Company’s common stock (the “Warrants”). The securities, including up to 68,557,248 shares of common stock issuable upon conversion under the Notes and up to 5,833,334 shares of common stock issuable upon exercise of the Warrants, are being offered by the Company pursuant to an effective shelf registration statement on Form S-3 (File No. 333-254278), which was declared effective by the SEC on March 22, 2021. The Purchase closed on December 14, 2021.

The Notes have an original issue discount of 10%, resulting in gross proceeds to the Company of $15,000,000. The Notes bear interest at 5% per annum and mature on June 14, 2023, unless earlier converted or redeemed, subject to the right of the Purchasers to extend the date under certain circumstances. The Company will make monthly payments on the first business day of each month commencing on the calendar month immediately following the sixth month anniversary of the issuance of the Notes through June 14, 2023, the maturity date, consisting of an amortizing portion of the principal of each Note equal to $1,388,888 and accrued and unpaid interest and late charges on the Notes. All amounts due under the Notes are convertible at any time, in whole or in part, at the holder’s option, into common stock at the initial conversion price of $2.00, which conversion price is subject to certain adjustments; provided, however, that the Notes have a 9.99% (or 4.99%, if elected by the holder prior to issuance) equity blocker. If an event of default occurs, the holder may convert all, or any part, of the principal amount of a Note and all accrued and unpaid interest and late charge at an alternate conversion price, as described in the Notes. Subject to certain conditions, the Company has the right to redeem all, but not less than all, of the remaining principal amount of the Notes and all accrued and unpaid interest and late charges in cash at a price equal to 135% of the amount being redeemed.

The Warrants are exercisable at an exercise price of $2.00 per share and expire on the fourth year anniversary of December 14, 2021, the initial issuance date of the Warrants. Subject to the satisfaction of customary equity conditions, including the equity blocker and the Forced Exercise Limitation (hereinafter defined), at the Company’s option, the Company may force the exercise of the Warrants at any time the closing bid price of the Company’s common stock exceeds $5.00 (as adjusted for stock splits, stock dividends, stock combinations, recapitalizations and similar events) for a period of 20 consecutive trading days. “Forced Exercise Limitation” means the lesser of (i) 35% of the quotient of (x) the sum of the aggregate trading volume (as reported on Bloomberg, LP) of shares of the Company’s common stock on the Nasdaq Capital Market over the three consecutive trading day period immediately prior to the applicable notice date, divided by (y) three or (ii) 20% of the aggregate trading volume (as reported on Bloomberg, LP) of shares of the Company’s common stock on the Nasdaq Capital Market as of the trading day immediately prior to the applicable notice date.

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In connection with the Purchase, the Company and each of its direct and indirect U.S. subsidiaries (each, a “Grantor” and collectively, the “Grantors”) entered into a Security and Pledge Agreement (the “Security Agreement”) in favor of one of the Purchasers, as collateral agent. Pursuant to the terms of the Security Agreement, the Grantors granted to the collateral agent, for the ratable benefit of the collateral agent and the Note holders, a valid, enforceable, and perfected security interest in all personal property of each Grantor.

In addition, the Grantors entered into an Intellectual Property Security Agreement (the “Intellectual Property Security Agreement”) in favor of one of the Purchasers, as collateral agent. Pursuant to the terms of the Intellectual Property Security Agreement, the Grantors granted to the collateral agent, for the ratable benefit of the collateral agent and the Note holders, a lien on and security interest in, all of the Grantors’ rights, title and interest in, to and under certain intellectual property.

Maxim Group LLC acted as the sole placement agent (the “Placement Agent”) on a “commercially reasonable efforts” basis, in connection with the Registered Direct Offering, pursuant to a Placement Agency Agreement, dated as of December 10, 2021, and executed by the Company on December 14, 2021, by and between the Company and the Placement Agent (the “Placement Agency Agreement”). Pursuant to the Placement Agency Agreement, the Placement Agent will be entitled to a cash fee of 7% of the gross proceeds paid to Maxim Group LLC for the securities and reimbursement of certain out-of-pocket expenses up to $20,000.

The net proceeds of the offering have been, and are intended to be, used to reduce debt and for working capital purposes.

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Purchase Agreement, the Notes, the Warrants, the Security Agreement, the Intellectual Property Security Agreement and the Placement Agency Agreement do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, which are attached to the Company’s Current Report on Form 8-K filed December 15, 2021, with the SEC as Exhibits 10.1, 10.2, 4.1, 10.3, 10.4 and 10.5 thereto, respectively, and are incorporated herein by reference.

STOCKHOLDER APPROVAL REQUIRED BY NASDAQ RULE 5635(d)

Stockholder approval of the Offering was required by Nasdaq Rule 5635(d), which requires stockholder approval prior to a 20% issuance of securities at a price that is less than the Minimum Price (as defined below) in a transaction other than a public offering. A 20% issuance is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance. “Minimum Price” means a price that is the lower of: (i) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

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COST OF FURNISHING INFORMATION STATEMENT

The entire cost of furnishing this Information Statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

NO DISSENTER’S RIGHT OF APPRAISAL

Stockholders have no right under the Nevada Revised Statutes, the Company’s Amended and Restated Articles of Incorporation, as amended, and the Company’s Bylaws to dissent from any of the actions set forth above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth as of the Record Date certain information with respect to the beneficial ownership of the Company’s common stock by:

●	each of the directors and the named executive officers,

●	all executive officers and directors as a group, and

●	each person known by the Company to beneficially own more than 5% of the Company’s common stock based on certain filings made under Section 13 of the Exchange Act.

All such information provided by the stockholders who are not executive officers or directors reflects their beneficial ownership as of the dates specified in the relevant footnotes to the table. The percent of shares beneficially owned is based on 28,695,144 shares issued and outstanding as of the Record Date. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		Percentage of Outstanding Common Stock Owned
Named Executive Officers and Directors:
Robert Mattacchione	12,933,562	(1)	45.0%
Christopher David	1,281,950	(2)	4.3%
Pierre Dalcourt	3,387,794	(3)	11.8%
Michael Gaynor	1,743,713	(4)	6.1%
Alex Flesias	19,800	(5)	*
Robert Oliva	402,517	(6)	1.4%
Michael Pope	33,000	(7)	*
All directors and executive officers as a group (8 persons)	19,802,336	(8)	65.6%
5% Stockholders:
ALMC-ASAP Holdings, Inc. (9)	12,908,562	(10)	45.0%
Indrajit Sinha (11)	1,593,767	(12)	5.3%
Grant Bourdeau (13)	1,593,768	(14)	5.3%

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(1)	Represents (i) 12,908,562 shares owned by ALMC-ASAP Holdings, Inc. (“ALMC”), and (ii) 25,000 shares that may be acquired upon exercise of vested options held by Ms. Emily Mattacchione, Mr. Mattacchione’s spouse. ALMC is wholly owned by the Mattacchione Family Trust. Mr. Mattacchione is the trustee of the Mattacchione Family Trust, with voting and dispositive power over these shares.
(2)	Includes 1,200,000 shares that may be acquired upon exercise of vested options.
(3)	Represents shares owned by 1218814 Ontario Inc., which is 50% owned by Dr. Pierre Dalcourt, a member of the Company’s Board, and 50% owned by Ms. Amanda Dalcourt, Dr. Dalcourt’s spouse. 1218814 Ontario Inc.’s shares are held by the Dalcourt Family Trust. Dr. Dalcourt and Ms. Dalcourt are co-trustees of the Dalcourt Family Trust and share voting and dispositive power over these shares.
(4)	Represents shares owned by Michael Gaynor Family Trust. Mr. Gaynor is trustee of Michael Gaynor Family Trust and has voting and dispositive power over these shares.
(5)	Represents shares that may be acquired upon exercise of vested options.
(6)	Includes 194,800 shares that may be acquired upon exercise of vested options.
(7)	Represents shares that may be acquired upon exercise of vested options.
(8)	Includes shares beneficially owned by Messrs. Mattacchione, David, Gaynor, Zsebok, Flesias, Oliva and Pope and by Dr. Dalcourt and 1,466,550 shares that may be acquired by such persons upon exercise of vested options.
(9)	ALMC-ASAP Holdings, Inc.’s address is 119 Westcreek Drive, Suite 1, Woodbridge Ontario Canada L4L 9N6.
(10)	ALMC-ASAP Holdings, Inc.’s shares are held by the Mattacchione Family Trust. See footnote 1 above.
(11)	Mr. Sinha’s address is 1580 Rossi Drive, Oldcastle, Ontario, Canada N9G 0B3.
(12)	Represents (i) 1,436,926 shares that Mr. Sinha has the right to acquire, within 60 days of January 5, 2022, upon the exchange of non-voting NHL exchangeable preferred shares; and (ii) 156,841 shares that Avec8 Holdings Inc. has the right to acquire, within 60 days of January 5, 2022, upon the exchange of non-voting NHL exchangeable preferred shares. Mr. Sinha owns Avec8 Holdings Inc.
(13)	Mr. Bourdeau’s address is 1580 Rossi Drive, Oldcastle, Ontario, Canada N9G 0B3.
(14)	Represents (i) 1,466,991 shares that Mr. Bourdeau has the right to acquire, within 60 days of January 5, 2022, upon the exchange of non-voting NHL exchangeable preferred shares; and (ii) 126,777 shares that Ambour Holdings Inc. has the right to acquire, within 60 days of January 5, 2022, upon the exchange of non-voting NHL exchangeable preferred shares. Mr. Bourdeau owns Ambour Holdings Inc.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street-name stockholder”) and share a single address, only one Information Statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce our printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Information Statement, or any future notices and documents, may make such request by contacting the bank, broker or other holder of record, or our offices by telephone at (941) 306-3019 or by mail at 11120 NE 2nd Street, Suite 100, Bellevue, WA 98004. In addition, any such street-name stockholders residing at the same address who have received multiple copies of this Information Statement and wish to receive a single copy of our annual reports, information statements and proxy materials in the future may contact the bank, broker or other holder of record, or our offices at the contact information above.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee, or any other person, has any substantial interest, direct or indirect, in the Registered Direct Offering that is not shared by all other stockholders.

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FORWARD-LOOKING STATEMENTS AND INFORMATION

This Information Statement contains forward-looking statements, which reflect our views with respect to future events. These forward-looking statements are subject to certain uncertainties and other factors that could cause actual results to differ materially from such statements. These forward-looking statements are identified by, among other things, the words “anticipates”, “intends”, “believes”, “will”, “estimates”, “expects”, “plans”, “projects”, “targets” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document, unless expressly set forth otherwise.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” into this Information Statement information contained in documents that we file with it. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference into this Information Statement is an important part of this Information Statement. We incorporate by reference the (1) form of Purchase Agreement, (2) the form of Note, (3) the form of Warrant, (4) the Security Agreement, the (5) Intellectual Property Security Agreement, and (6) the form of Placement Agency Agreement are attached to the Company’s Current Report on Form 8-K filed December 15, 2021, with the SEC as Exhibits 10.1, 10.2, 4.1, 10.3, 10.4 and 10.5 thereto, respectively, and are incorporated herein by reference.

Any statement incorporated by reference in this Information Statement from an earlier dated document that is inconsistent with a statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement, shall be deemed to be modified or superseded for purposes of this prospectus by such statement contained in this Information Statement or in any other document filed after the date of the earlier dated document, but prior to the date hereof, which also is incorporated by reference into this Information Statement.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THIS MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

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